Hugh Grant Chief Operating Officer Morgan Stanley Global Chemical Conference Feb. 13, 2003

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Highlights Monsanto Continues To Transform Agriculture Continued leadership in Roundup Growing biotechnology business Leadership position in genomics and seeds Ongoing commitment to the broadest and deepest pipeline in the industry Conservative growth assumptions during a challenging transition period

Global Focus on Key Issues Will Ensure Optimal Delivery Against Targets North America Maintain Roundup market leadership Maintain corn and soy seed share gains Continue penetration of Roundup Ready corn Match operational structure to business outlook Latin America Achieve flat to modest growth in Roundup and corn seed Maintain tight operational controls Asia / Pacific Enhance corn seed position Introduce new biotech traits Match operational structure to business outlook Europe / Africa Maintain Roundup value and income Enhance corn seed position Match operational structure to business outlook

Roundup Remains U.S. Market Leader Despite Increased Competition U.S. Roundup Brand Volumes Millions of gallons * POG (Use) reflects Monsanto estimates of actual use by grower, known as product on ground or POG 40 38 MON Full-Year Sales and POG Volumes 56 49 Market Full-Year POG (Use)* 2003 Forecast 2002 Actual 2002 Results: Overall market decline because of unfavorable weather Roundup was U.S. market leader with 77% brand share Continued pricing pressure, down 11% Roundup WeatherMAX launch enhanced high-value product offerings 2003 Expectations: Overall market growth in mid-teens Continued competitive pricing environment Aggressive market share defense Bulk tank distribution remains key Monsanto competitive advantage U.S. Roundup Brand Share Low 70s 77% Brand Share 2003 Forecast 2002 Actual

Capacity rationalized via new and improved processes New Brazil plant had outstanding operational results in first year Costs reduced or avoided through: New catalyst technology New formulations Previous capital investments Process optimization Continued Focus on Roundup COGS Has Led to Ongoing Efficiency Improvements * Operating units closed in the United States, Canada, Australia and the Philippines Sales Volume & Capacity (1995 Sales = 100) COGS (1995 = 100) 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Capacity 100 108 196 228 302 335 410 377 409 409 Rationalized Capacity * 36 94 COGS 100 92 82 79 72 68 66 66 64 63

Latin American Operational Changes Complete; Conservative Outlook for 2003 Roundup and corn seed distributor inventories significantly reduced Lower volumes of Roundup and corn seed in contracted markets Year-end receivables in Argentina and Brazil of $528 million, lower than 2001 receivables and lower than 2002 estimate Flat to modest growth in use of branded Roundup and corn seed by farmers Tighter operational and credit controls to remain in place Distributor inventories to remain at lower levels Potential for economic and political volatility remains 2002 Results 2003 Outlook

$1.18 * $1.20 - $1.40 ** Earnings Per Share 37% 36% - 38% range Free Cash Flow *** 27% 25% - 27% range Receivables as a % of Sales 2002 Results 2003 Target Continued Strong Cash Generation Coupled with Cost Management Capital Expenditures * Excluding goodwill impairment adjustment (FAS 142), restructuring charges and Argentine bad debt reserve write-off of $154M ** Excludes effect of accounting charge for asset retirement obligations and the resulting increase in depreciation expense (FAS 143) *** Sum of cash flows from operations and investing activities $350 - $400M $639M $224M $300M Inventories as a % of Sales Quarterly Targets 85% - 90% of full-year EPS in first half 10% of full-year EPS in first quarter

1999 2000 2001 2002 * SG&A 1237 1253 1183 1077 R&D 695 588 560 527 Cost Management Continues To Be a Focus Key Actions Projected spending before restructuring and other actions Focus on four key crops Eliminate certain food and biotech R&D programs Streamline and eliminate noncore activities Actual spend ($ millions) Integrate chemical and seed operations Consolidate and shutdown facilities Reduce headcount * Excludes Argentine bad debt write-off (taken in Q2 2002) for comparison purposes

2001 2002 2003F Seeds and Traits 900 850 1050 All Other Products 600 500 550 Roundup 1200 850 750 Total 2700 2200 2350 Gross profit ($ millions) Seeds and Traits Drive Future Gross Profit Trait acreage growth continues, particularly in Roundup Ready corn and stacked traits U.S. Roundup business declines from expected share and pricing losses Seed share flat to slightly up; advanced breeding techniques improve yields and quality Assumes no new Brazilian or European approvals of biotech traits

All other (non-Monsanto) inputs Monsanto branded seed and traits Monsanto herbicide 1996 1999 2002 Corn 7% 17% 19% Monsanto Share* 8% 42% 52% Soybeans Monsanto Share* Cotton ** 10% 31% 45% Monsanto Share* * Share of U.S. Grower Input Costs: seeds, traits, herbicides, insecticides (includes all Monsanto herbicides, branded and licensed technologies sold by other seed companies) ** Monsanto traits only for cotton (no Monsanto branded seeds) U.S. Seed and Trait Expansion Has Given Monsanto a Larger Share of Grower Purchases All Other: Non Monsanto Monsanto Herbicide Monsanto branded seed and traits Monsanto traits sold by others East 92.1 7 0.7 0.2 All Other - Non Monsanto Monsanto Herbicide Monsanto Branded Seed & Trait Monsanto Traits Sold by Others 2002 58 19.2 15.1 7.7 All Other non-Monsanto Monsanto herbicide Branded seeds and traits Monsanto traits sold by others East 48 22.3 14.9 14.9 All other Chem Seed traits East 92.7 7.2 0 0 All other Chem Seed traits Sold by others East 83 7.6 7.6 2.2 All other Chem Seed traits Sold by others East 81 8.9 6.7 3.1 All other Chem Seed traits Sold by others East 90 3 0 7 All other Chem Seed traits Sold by others East 69 11 0 20 All other Chem Seed traits Sold by others East 55 18 0 27 Source: Monsanto and industry estimates Monsanto traits sold by others

Soybeans - Asgrow Cotton Wheat - PBIC Market Position & Strategy Description #2 brand in the U.S. #1 in Latin America #1 brand in the U.S. #1 trait provider in the U.S. #1 brand in Europe Gain market share with advanced breeding and R&D Rich and diverse germplasm pool 75% of U.S. DEKALB corn seed sold with biotech traits Broadly license traits to all U.S. cotton seed companies Most global of biotech traits Platform for European business High-value global crop with longer-term potential for biotech Corn - DEKALB Stable, long-term market leader Strong U.S. germplasm base More than 90% of U.S. branded soy seed sold with biotech traits Crop / Brand Global Seed Strategy Designed To Expedite Future Trait Launches Accelerates broad use of biotech traits Largest U.S. provider of corn germplasm to regional seed companies Corn - Holden's

Technology Investment Has Boosted Seed Market Position Relative Maturity (Days) Bushels/Acre MON U.S. Corn Yield vs. Competitors MON U.S. Corn Unit Cost (1999 = 100) MON U.S. Soybean Unit Cost (1999 = 100) MON U.S. Soybean Yield vs. Competitors Bushels/Acre Maturity Zones 95 100 105 110 115 Monsanto 174 180 180.5 173.5 165 Competitors 166.5 172 175.5 170 159.4 Group II Group III Group IV 110 115 Monsanto 54.2 52.3 43.5 173.5 165 Competitors 52.6 50.7 41.7 170 159.4 '95 '96 '97 '98 1999 2000 2001 2002 Roundup (1995 = 100) 100 92 82 79 100 93 87.8 81 U.S. Corn (1999 = 100) 100 93 88 86 1999 2000 2001 2002 Roundup (1995 = 100) 100 92 85 75.4 U.S. Corn (1999 = 100) 100 93 88 86 Source: Monsanto and industry estimates

0 5 10 15 20 25 30 29 1 3 4 11 Monsanto Bayer Aventis Syn- genta Dupont Pioneer Dow Number of USDA approvals 30% of plant biotech patents* 42% of USDA field test applications submitted 53% of USDA commercial clearances received Mutually resolved numerous patent disputes through settlements and joint agreements When necessary, have successfully defended our position in the patent office and in court Monsanto's Trait Patent Position Leads the Industry * Filed by multinational ag biotech companies

Global trait acres grew 12% in 2002 U.S. early order intentions for 2003 look good, particularly in corn U.S. Bollgard II and YieldGard Rootworm launches expected for 2003 growing season Global approvals continue: Bollgard launched in India in 2002 YieldGard corn borer approved in the Philippines Roundup Ready corn approved in South Africa Bollgard II cotton approved in Australia Biotechnology Continues To Grow from Existing Traits Global Planted Biotech Acres Acres planted with Monsanto technology (millions) 1996 1997 1998 1999 2000 2001 2002 Soybeans 1.7 11.9 42.7 57.9 68.3 82.6 91 Corn 0 2.3 12.3 18.5 19.4 21.7 29.5 Cotton 1.9 2.8 5.2 8.9 10.8 14.2 12.8 Canola 0 0.5 2.8 5.1 5 4.9 5 Source: Monsanto estimates

Near- to Mid-Term Growth Comes from Corn Corn Seed Market (Units) * Monsanto Corn Market Shares U.S. Brazil Argentina Europe/Africa Asia/Pacific Global Branded 0.12 0.35 0.57 0.09 0.35 0.19 Licensed 0.33 0 0.02 0.04 0.13 0.18 NA E/A LA AP Corn 0.5 0.24 0.19 0.07 North America 50% Europe / Africa 24% Latin America 19% Asia / Pacific 7% * Based on hybrid acres in markets where Monsanto participates Source: Monsanto estimates

Grower Benefits: 90%+ grower satisfaction No. 1 reason farmers use Roundup Ready corn is better weed control Growers place $9.20 more value per acre than conventional systems reducing their cost by 5% Future: 70% growth in acres from 2001 Penetration of 20M acres by 2005 would result in a reduction of traditional corn herbicides by 10M acres Monsanto's U.S. corn herbicide share would increase from 18% today to 24% in 2005 U.S. Roundup Ready Corn Acre Growth Roundup Ready Corn Broadens Our Potential in the Corn Market Un-treated weedy check Roundup Ready corn treated with Roundup 1998 1999 2000 2001 2002 Roundup Ready corn acres (including stacks) 0.9 2.1 2.7 4.6 7.8 Competitors

Control YieldGard Rootworm YieldGard Rootworm Corn Is Newest Technology for Corn Growers YG-RW 0.05 Gaucho 1.44 Prescribe 0.83 Lorsban 0.59 Ti-435 0.578 Force 0.42 0-3 Nodal Injury Scale 35 Academic Trials Summary - 2001 and 2002 Opportunity: 32 million U.S. acres infested Monsanto goal of 4-6M acres in 2005 Benefits: Outstanding corn rootworm control Broad spectrum insect control when stacked with YieldGard corn borer Reduces grower input costs Regulatory Status: FDA approval, December 2001 USDA deregulated status, October 2002 Final EPA approval pending Japanese environmental, food and feed safety approvals, April 2002 Canada, environmental petition and food safety review in progress

$30 $73 $0 $20 $40 $60 $80 Traditional Base Seed YieldGard Corn Borer Roundup Ready YieldGard Rootworm Total Trait Stacking Is One-Stop Shopping for Farmer; Incremental Margin for Monsanto Grower price per acre at U.S. retail Corn Potential Roundup Trait Traits

MARKET POSITION: First mover advantage 95% share of global trait market High customer satisfaction Second generation products in place FUTURE PIPELINE: Established patent position "Best in class" genomics investment New trait opportunities in key growth areas R&D spend balanced for current and future needs Integrated solutions capture more value at low cost COMPETITORS: Intense seed industry competition Competitive trait offerings will start 2003-2004 CUSTOMERS: New retailer revenue opportunities with traits Broad licensing Performance driven Global Seed and Trait Position Unique in Industry and Aligned with Monsanto's Future Pipeline

Monsanto's Strategy Is Unique Future gross profit driven by seed and traits Trait technologies have strong market positions with good growth potential Strength in seeds provides solid base and platform for trait expansion Roundup remains critical to the integrated strategy Patent estate is supported by positive settlements and rulings